                                                                      EXHIBIT 24

                                POWER OF ATTORNEY



         The undersigned, a director of Sybron International Corporation d/b/a Apogent Technologies, hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the "Act"), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2000, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 12th day of December 2000.




                                        /s/ Kenneth F. Yontz
                                        ------------------------------
                                        Kenneth F. Yontz

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY



         The undersigned, a director of Sybron International Corporation d/b/a Apogent Technologies, hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the "Act"), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2000, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 12th day of December 2000.




                                        /s/ Frank H. Jellinek, Jr.
                                        ------------------------------
                                        Frank H. Jellinek, Jr.

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



         The undersigned, a director of Sybron International Corporation d/b/a Apogent Technologies, hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the "Act"), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2000, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 12th day of December 2000.




                                        /s/ Robert B. Haas
                                        ------------------------------
                                        Robert B. Haas

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY



         The undersigned, a director of Sybron International Corporation d/b/a Apogent Technologies, hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the "Act"), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2000, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 12th day of December 2000.




                                        /s/ Don H. Davis
                                        ------------------------------
                                        Don H. Davis

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY



         The undersigned, a director of Sybron International Corporation d/b/a Apogent Technologies, hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the "Act"), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2000, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 12th day of December 2000.




                                        /s/ Richard W. Vieser
                                        ------------------------------
                                        Richard W. Vieser

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY



         The undersigned, a director of Sybron International Corporation d/b/a Apogent Technologies, hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the "Act"), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2000, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 12th day of December 2000.




                                        /s/ Joe L. Roby
                                        ------------------------------
                                        Joe L. Roby

                                                           EXHIBIT 24



                                POWER OF ATTORNEY



         The undersigned, a director of Sybron International Corporation d/b/a Apogent Technologies, hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the "Act"), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2000, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 12th day of December 2000.




                                        /s/ William U. Parfet
                                        ------------------------------
                                        William U. Parfet

                                                           EXHIBIT 24



                                POWER OF ATTORNEY



         The undersigned, a director of Sybron International Corporation d/b/a Apogent Technologies, hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the "Act"), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2000, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 12th day of December 2000.




                                        /s/ Thomas O. Hicks
                                        ------------------------------
                                        Thomas O. Hicks

                                                           EXHIBIT 24



                                POWER OF ATTORNEY



         The undersigned, a director of Sybron International Corporation d/b/a Apogent Technologies, hereby constitutes and appoints Michael K. Bresson and Jeffrey C. Leathe, or either of them, his true and lawful attorneys and agents, each with full power and authority to act as such without the other, to do any and all acts and things and to execute any and all instruments which either one of said attorneys and agents may deem necessary or advisable to enable said Corporation to comply with the Securities Exchange Act of 1934 (the "Act"), as amended; and including specifically, but without limitation of the foregoing, full power and authority to each of said attorneys and agents to sign the name of the undersigned to the Form 10-K Annual Report for the fiscal year ended September 30, 2000, and any amendment(s) thereto, filed with the Securities and Exchange Commission pursuant to the requirements of the Act, the undersigned hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed and delivered these presents as of the 12th day of December 2000.




                                        /s/ Christopher L. Doerr
                                        ------------------------------
                                        Christopher L. Doerr